EXHIBIT 10.1

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of July 29, 2026, by and among ARCOSA, INC., a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the Lenders party hereto (which constitute the Required Lenders) (the “Consenting Lenders”). Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Credit Agreement (as defined below).
WITNESSETH
WHEREAS, reference is made to that certain Second Amended and Restated Credit Agreement, dated as of August 23, 2023, by and among the Borrower, the lenders from time to time party thereto and the Administrative Agent (as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of August 15, 2024, that certain Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of June 17, 2025, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, on May 27, 2026 (the “Specified Sale and Leaseback Date”), Arcosa Construction Services, LLC, a wholly-owned Subsidiary of the Borrower (“Arcosa Construction Services”) closed a $5,050,000 Sale and Leaseback Transaction with respect to its office located at 6131 Selinsky Rd, Houston, TX 77048 (the “Specified Sale and Leaseback Transaction”); and
WHEREAS, pursuant to Section 9.02 of the Credit Agreement, the Borrower and the Consenting Lenders desire to consent to Arcosa Construction Services’ consummation of the Specified Sale and Leaseback Transaction.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following:
Section 1.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Borrower and the Consenting Lenders hereby agree that, as of the Specified Sale and Leaseback Date, the Specified Sale and Leaseback Transaction was a Sale and Leaseback Transaction permitted under the terms of the Credit Agreement (including Section 6.11 thereof).
Section 2.Amendment No. 3 Effective Date; Conditions Precedent. This Amendment shall become effective on the date on which the following conditions have been satisfied or waived (the “Amendment No. 3 Effective Date”):
(a)the Administrative Agent shall have received executed signature pages to this Amendment from the Borrower and each Consenting Lender; and

(b)the representations and warranties contained in Section 3 hereof shall be true and correct.
Section 3.Representations and Warranties of the Borrower.
(a)The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement as previously executed and as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) immediately after giving effect to this Amendment on the Amendment No. 3 Effective Date, no Default or Event of Default has occurred and is continuing.
(b)The Borrower hereby represents and warrants that the representations and warranties of the Borrower set forth in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifiers set forth therein) on and as of the Amendment No. 3 Effective Date immediately after giving effect to this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty already qualified by materially, in any respect) as of such earlier date, and except that the representations and warranties contained in Sections 3.04(a)(i) and (a)(ii) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.01(a) and (b) of the Credit Agreement, respectively.
Section 4.Reference to the Effect on the Credit Agreement.
(a)On and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as modified by this Amendment.
(b)Except as specifically modified by clause (a) of this Section 4, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)Upon satisfaction of the conditions set forth in Section 2 hereof this Amendment shall be binding upon all parties to the Credit Agreement.
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(e)This Amendment shall constitute a Loan Document and a Refinancing Amendment.
Section 5.GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
Section 6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Section 7.No Novation. This Amendment and all other agreements and instruments executed and delivered herewith are not intended to, shall not be construed to, and do not constitute a novation or termination of the Credit Agreement or any other Loan Document nor any of the Obligations or the Liens and security interests granted in favor of the Administrative Agent on behalf of the Secured Parties securing such Obligations, in each case, as in effect prior to the Amendment No. 3 Effective Date.
Section 8.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ARCOSA, INC., as the Borrower
By:	/s/ Kevin Weber
Name:	Kevin Weber
Title:	Treasurer

Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By:	/s/ Zachary Blaner
Name:	Zachary Blaner
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Bank of America, N.A., as a Lender
By:	/s/ Desaree G Lopez
Name:	Desaree G Lopez
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Wells Fargo Bank, N.A., as a Lender
By:	/s/ Jason Ford
Name:	Jason Ford
Title:	Executive Director

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Kay Murphy
Name:	Kay Murphy
Title:	Vice President

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

BARCLAYS BANK PLC, as a Lender
By:	/s/ Timothy Uwemedimo
Name:	Timothy Uwemedimo
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

U.S. Bank National Association, as a Lender
By:	/s/ John M. Owens
Name:	John M. Owens
Title:	Vice President

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

BOKF, N.A. D/B/A Bank of Texas, as a Lender
By:	/s/ Natalie LaDriere
Name:	Natalie LaDriere
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender
By:	/s/ Colin Pierce
Name:	Colin Pierce
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Wellfleet CLO 2021-1 Ltd.
By: Blue Owl Liquid Credit Advisors LLC (FKA Wellfleet Credit Partners, LLC)
As Collateral Manager
By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Wellfleet CLO 2021-2 Ltd.
By: Blue Owl Liquid Credit Advisors LLC (FKA Wellfleet Credit Partners, LLC)
As Collateral Manager
By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Wellfleet CLO 2021-3 Ltd.
By: Blue Owl Liquid Credit Advisors LLC (FKA Wellfleet Credit Partners, LLC)
As Collateral Manager
By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Wellfleet CLO 2021-4 Ltd. (fka Tralee CLO VII, Ltd.)
By: Blue Owl Liquid Credit Advisors LLC (FKA Wellfleet Credit Partners, LLC)
As Collateral Manager
By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Wellfleet CLO 2022-1 Ltd.
By: Blue Owl Liquid Credit Advisors LLC (FKA Wellfleet Credit Partners, LLC)
As Collateral Manager
By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Wellfleet CLO 2022-2 Ltd.
By: Blue Owl Liquid Credit Advisors LLC (FKA Wellfleet Credit Partners, LLC)
As Collateral Manager
By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Wellfleet CLO 2024-1, Ltd. (fka Wellfleet CLO 2022-3, Ltd.)
By: Blue Owl Liquid Credit Advisors LLC (FKA Wellfleet Credit Partners, LLC)
As Collateral Manager
By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Wise CLO 2023-1 Ltd.
By: OCIC SLF LLC
as Collateral Manager
By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

EverTrust Bank, as a Lender
By:	/s/ Cora Chan
Name:	Cora Chan
Title:	First Vice President

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

MOUNTAIN VIEW CLO XIV LTD., MOUNTAIN VIEW CLO XVI LTD., MOUNTAIN VIEW CLO XVIII LTD., as Lenders

By: Virtus Fixed Income Advisers, LLC

By: Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Chief Investment Officer

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Nikki Seegmuller
Name:	Nikki Seegmuller
Title:	Vice President

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Wise CLO 2023-2 Ltd.
By: OCIC SLF LLC
as Collateral Manager
By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Wise CLO 2024-1 Ltd.
By: OCIC SLF LLC
as Collateral Manager
By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Wise CLO 2024-2 Ltd.
By: OCIC SLF LLC
as Collateral Manager
By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Wise CLO 2025-1 Ltd. (fka BOC SLF WH I BA, LTD)
By: Blue Owl Credit SLF LLC
as Collateral Manager
By:	/s/ Jeff Tynik
Name:	Jeff Tynik
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Wise CLO 2025-3 Ltd. (fka BOC SLF WH II RB Ltd.)
By: Blue Owl Credit SLF LLC
as Collateral Manager
By:	/s/ Jeff Tynik
Name:	Jeff Tynik
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Wise CLO 2025-4 Ltd. (fka BOC SLF WH III C Ltd.)
By: Blue Owl Credit SLF LLC
as Collateral Manager
By:	/s/ Jeff Tynik
Name:	Jeff Tynik
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Katayma CLO I, Ltd.
By: Blue Owl Insurance Loan Management LLC (fka Katayama Loan Management LLC)
as Collateral Manager
By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Katayma CLO II, Ltd.
By: Blue Owl Insurance Loan Management LLC (fka Katayama Loan Management LLC)
as Collateral Manager
By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Tralee CLO V, Ltd.
By: Blue Owl Liquid Credit Advisors LLC (FKA Wellfleet Credit Partners, LLC)
as Collateral Manager
By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Wellfleet CLO 2020-1, Ltd.
By: Blue Owl Liquid Credit Advisors LLC (FKA Wellfleet Credit Partners, LLC)
As Collateral Manager
By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

Goldman Sachs Bank USA, as a Lender
By:	/s/ Elizabeth Tosin
Name:	Elizabeth Tosin
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.

AZB Funding 12 Limited, as a Lender
By:	/s/ Nobukazu Sugimoto
Name:	Nobukazu Sugimoto
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement
Arcosa, Inc.